Exhibit 10.26


                       STOCK APPRECIATION RIGHTS AGREEMENT

      THIS AGREEMENT is made as of this 31st day of December, 2002, by and between MM Companies, Inc., a Delaware corporation (the "Company"), and Seymour Holtzman (the "Grantee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, the Company desires to further document the grant to the Grantee of certain stock appreciation rights (the "SARs") as set forth below; and

      WHEREAS, the Company and the Grantee desire to enter into a written agreement with respect to such SARs.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby grants to the Grantee the SARs with respect to 185,000 shares (the "SAR Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"). The SARs shall be exercisable from and after the date hereof until December 31, 2007.

      2. Each SAR shall entitle the Grantee, upon exercise of the SAR, to receive from the Company an amount in cash equal to the amount (the "Excess Value"), if any, by which (i) the Value of a share of Common Stock on the date prior to exercise exceeds (ii) $1.852 (as it may be adjusted from time to time pursuant to Section 5, the "Reference Value").

      For purposes hereof, the "Value" of a share of Common Stock on any date means (a) if the Common Stock is listed or admitted to trading on a national securities exchange (including the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ")), the closing price of the Common Stock on the principal securities exchange on which the Common Stock is listed or admitted to trading on such date, or if no closing price can be determined for such date, the most recent date for which such price can reasonably be ascertained, or (b) if the Common Stock is not listed or admitted to trading on a national securities exchange but is publicly traded, the average of the bid and asked price of the Common Stock in the over-the-counter market at the closing on such date or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Common Stock is not then quoted by NASDAQ as furnished by any market maker selected by the Company for that purpose or (c) if neither (a) nor (b) is applicable, the fair market value of the Common Stock on such date as determined by the Company in good faith using factors deemed to be relevant including but not limited to any sale of the Common Stock to an independent party.

      3. The SARs shall be exercisable by written notice in the form attached hereto as Exhibit A which shall state the election to exercise the SARs and the number of shares of Common Stock as to which the SARs are to be exercised. Such written notice shall be signed by the

Grantee and shall be delivered in person or by certified mail to the Company. The SARs shall be deemed to be exercised upon receipt by the Company of such written notice.

      4. Within 15 days after the Grantee has exercised the SARs in accordance with Section 3 hereof, the Company shall pay to the Grantee in cash an amount equal to the product of (a) the Excess Value multiplied by (b) the number of SAR Shares as to which the SARs have been exercised, less all applicable federal and state withholding or other taxes applicable to the taxable income of the Grantee resulting from such exercise. In the event of the death of the Grantee before payment is made hereunder, such payment shall be made to the executor or the Grantee's estate. The Grantee shall be obligated to pay any and all taxes of any kind which may be imposed on the Grantee or result from the grant of the SARs, the Grantee's rights with respect to the SARs or the exercise of the SARs during the Grantee's lifetime or at death.

      5. (a) If the Company (i) pays a dividend or makes a distribution on Common Stock in shares of Common Stock; (ii) subdivides the outstanding shares of Common Stock into a greater number of shares; or (iii) combines the outstanding shares of Common Stock into a smaller number of shares, then the number of SAR Shares shall be adjusted in accordance with the following formula:

                                    N = No/S

Where:

      N  =  the adjusted number of SAR Shares.

      No =  the number of unexercised SAR Shares prior to such adjustment.

      S = the number of shares of Common Stock that the holder of one share of Common Stock immediately prior to such action would hold after such action.

      The adjustment shall become effective immediately after the record date, in the case of a dividend or distribution, and immediately after the effective date, in the case of a subdivision, combination or reclassification.

      (b) If the Company distributes to all holders of Common Stock any of its assets (including cash other than in payment of regular quarterly dividends), debt securities or any rights to purchase debt securities, preferred stock or other securities of the Company including any liquidating distribution, the number of SAR Shares shall be adjusted in accordance with the following formula:

                                 N = No x M
                                         ---
                                         M-F

where:

      N  =  the adjusted number of SAR Shares.

      No =  the number of unexercised SAR Shares prior to such adjustment.

      M = the average Value of a share of Common Stock for the ten (10) trading days ending on the trading day prior to the date on which the distribution is first announced by the Company.

      F = the fair market value on the record date of the assets, debt securities, rights to purchase debt securities, preferred stock or other securities applicable to one share of Common Stock, as determined by the Board of Directors of the Company reasonably and in good faith.

      The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

      This subsection (b) shall not apply to distributions of capital stock provided for in subsection (a) of this Section 5.

      (c) Upon each adjustment of the number of SAR Shares pursuant to subsection (a) or (b) above, the Reference Value for each SAR outstanding prior to such adjustment thereafter shall be adjusted (such adjustment to be calculated to the nearest one one-hundredth of a cent) based upon the following formula:

                              R = Ro x No
                                       ---
                                        N

Where:

      R   =  the adjusted Reference Value.

      Ro  =  the Reference Value prior to such adjustment.

      N   =  the adjusted number of SAR Shares.

      No  =  the number of unexercised SAR Shares prior to adjustment.

      (d) In case of any capital reorganization of the Company or reclassification of the Common Stock, in each case for which no adjustment has been made pursuant to subsection (a) or subsection (b), or in the case of consolidation of the Company with or the merger of the Company into another corporation (other than a consolidation or merger in which no consideration is payable or issuable to the holders of Common Stock) or of the sale or other transfer of the properties and assets of the Company as, or substantially as, an entirety to any other person, each SAR shall after such reorganization, reclassification, consolidation, merger or sale or other transfer be appropriately adjusted in kind and number at the Reference Value then in effect taking into account such event as shall be appropriate in the circumstances.

      6. The Grantee shall not be deemed to be a holder of any shares of the Common Stock or have any rights as a stockholder of the Company with respect to the SARs granted to the Grantee.

      7. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts to be wholly performed within such State, without giving effect to the principles of conflicts of laws.

      8. This Agreement may be executed by facsimile and in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                         MM COMPANIES, INC.


/s/ Seymour Holtzman                     By: /s/ Melvyn Brunt
Seymour Holtzman                            Name:  Melvyn Brunt
                                            Title: Secretary

                                                                       EXHIBIT A


                    STOCK APPRECIATION RIGHTS EXERCISE NOTICE

MM Companies, Inc.
888 Seventh Avenue
17th Floor
New York, New York 10019
Attn:  Corporate Secretary

      Effective as of today, ______, 200_, the undersigned hereby elects to exercise stock appreciation rights with respect to _____ shares of the common stock, par value $.01 per share, of MM Companies, Inc., a Delaware corporation (the "Company"), pursuant to that certain Stock Appreciation Rights Agreement dated as of December __, 2002 between the Company and the undersigned.





Submitted by:                            Accepted by:
                                         MM COMPANIES, INC.


_____________________                    by _________________________
Name:                                       Name:
                                            Title: